THE ALGER FUNDS

Alger 35 Fund

Alger AI Enablers & Adopters Fund

Alger Capital Appreciation Fund

Alger Concentrated Equity Fund

Alger Growth & Income Fund

Alger Health Sciences Fund

Alger International Opportunities Fund

Alger Mid Cap Focus Fund

Alger Mid Cap Growth Fund

Alger Small Cap Focus Fund

Alger Small Cap Growth Fund

Alger Weatherbie Specialized Growth Fund

ALGER GLOBAL EQUITY FUND

THE ALGER INSTITUTIONAL FUNDS

Alger Capital Appreciation Institutional Fund

Alger Focus Equity Fund

Alger Mid Cap Growth Institutional Fund

Alger Small Cap Growth Institutional Fund

THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

Alger Emerging Markets Fund

Alger Responsible Investing Fund

Alger Spectra Fund

THE ALGER PORTFOLIOS

Alger Balanced Portfolio

Alger Capital Appreciation Portfolio

Alger Growth & Income Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 14, 2025 to each Fund’s

Prospectuses and Statement of Additional Information (“SAI”),

as amended, restated, and supplemented to date

The Funds may participate in a liquidity management program offered by ReFlow Fund, LLC. To reflect this change, effective immediately, the following changes are made to each Fund’s Prospectus for Class Y, Class Z, Class Z-2 and/or Class I-2 Shares, as applicable, and each Fund’s SAI:

The section of each applicable Fund’s prospectus for Class Y Shares entitled “Shareholder Information—Classes of Fund Shares—Class Y Shares” is amended to add the following disclosure:

In addition, the minimum initial investment for Class Y Shares of the Funds is waived for the ReFlow liquidity program (as discussed in the SAI).

The section of each applicable Fund’s prospectus for Class Z Shares entitled “Shareholder Information—Classes of Fund Shares—Class Z Shares” is amended to add the following disclosure:

In addition, the minimum initial investment for Class Z Shares of the Funds is waived for the ReFlow liquidity program (as discussed in the SAI).

The section of each applicable Fund’s prospectus for Class Z-2 Shares entitled “Shareholder Information—Classes of Fund Shares—Class Z and Z-2 Shares” is amended to add the following disclosure:

In addition, the minimum initial investment for Class Z and Z-2 Shares of the Funds is waived for the ReFlow liquidity program (as discussed in the SAI).

The penultimate sentence in the section of each applicable Fund’s prospectus for Class I-2 Shares entitled “Shareholder Information—Purchasing and Redeeming Shares” is deleted in its entirety and replaced with the following:

The Distributor, in its sole discretion, may waive minimum initial investment requirements, including for ReFlow liquidity program (as discussed in the SAI).

The fourth paragraph in the section of each Fund’s prospectus for Class Y, Class Z, Class Z-2 or Class I-2 Shares, as applicable, entitled “Limitations on Excessive Trading” is deleted in its entirety and replaced with the following:

Under these policies and procedures, each Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 90-day calendar period. The following transactions are excluded when making such a determination: (i) transactions associated with systematic investment and withdrawal plans; (ii) transactions through firm-sponsored, discretionary asset allocation or wrap programs; (iii) transactions subject to the trading policy of an intermediary that is unable to implement the Fund’s policy; and (iv) investments in a Fund by ReFlow in connection with the ReFlow liquidity program (as discussed in the SAI).

The final paragraph in the section of each Fund’s SAI entitled “Portfolio Transactions—Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following:

Each Fund provides its portfolio holdings on a daily basis, with no lag, to each of Abel Noser, Bloomberg, Factset, Security Class Action Services, LLC, and William O’Neil + Co. Inc. Each Fund has ongoing arrangements to provide its portfolio holdings to each of Callan Associates, Epiq eDiscovery Solutions, Inc., Equest, eVestment Alliance, LLC, Fascet LLC, ICE Data Services, InsiderScore, Mercer Investment Consulting, Morningstar, Oppenheimer, PSN, S&P Global Inc., RBC Capital Markets, Refinitiv US LLC, ReFlow Fund, LLC, Renaissance Macro, Seismic, Synergy Capital Management, Vantagepoint Investment Management, Inc., and Wilshire. Neither a Fund nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as a Fund, and therefore may be generally aware of the portfolio holdings of a Fund.

The following paragraph is added to the section in each Fund’s SAI entitled “Redemptions—Redemptions in Kind”:

Securities for in kind redemptions will generally be selected on a pro rata basis pursuant to the Trust’s procedures. However, in certain circumstances, and in accordance with the Trust’s procedures, FAM may instead select securities for in kind redemptions on a non-pro rata basis. These circumstances include managing and optimizing a Fund’s portfolio composition and operational considerations such as restricted securities.

The following disclosure is added to each Fund’s SAI:

ReFlow Liquidity Program

Each Fund may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing Fund shares at NAV in an amount up to the value of the net shares redeemed. Following purchases of Fund shares, ReFlow then redeems those shares when a Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a Fund’s or ReFlow’s discretion. While ReFlow holds a Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in a Fund by ReFlow in connection with the ReFlow program are not subject to the purchase and sale limitations described in “Limitations on Excessive Trading” in your Fund’s Prospectus.

In the event a Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow purchases a Fund’s lowest-cost share class at NAV and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in a Fund. When ReFlow redeems all or part of a position in a Fund, the Fund may pay all or a portion of such redemption in kind. Each Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow.

Such in-kind redemptions will be made in accordance with each Fund’s redemption-in-kind policies, described in the “Redemptions—Redemptions in Kind” in this SAI.

Shareholders should retain this supplement for future reference.

S-Global Focus-Instl. 11425

S-AGFFSAI 11425

S-TAF-Instl. 11425

S-TAFSAI 11425

S-TAF-CEAI Instl. 11425

S-TAF_CEAI SAI 11425

S-TAFII-INST 11425

S-TAFIISAI 11425

S-TAIF-Instl. 11425

S-(ISAI) 11425

S-APPI-2 11425

S-APPSAI 11425